UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 22, 2010
Lodgian, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14537	52-2093696
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3445 Peachtree Road, N.E., Suite 700
Atlanta, GA 30326
(Address of principal executive offices / Zip Code)
(404) 364-9400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On January 22, 2010, Hospitality Mortgage Investments, LLC, a Delaware limited liability company (“Hospitality”), and an affiliate of Purchaser (defined below), purchased the lender’s interest in Lodgian, Inc.’s (“Lodgian”) $130 million mortgage loan facility originally made by Goldman Sachs Commercial Mortgage Capital, L.P. An amendment to the loan was also concurrently entered into by Hospitality and Lodgian’s subsidiary borrowing entities which own the hotels securing the loan. The material terms of the loan amendment are summarized as follows:
•	Effective immediately, the cash lockbox provisions of the loan were amended to provide that excess cash flow from the mortgaged properties after debt service, reserves and operating expenses, will not be retained by the lender in an excess cash flow reserve account, but will instead be released to the borrowers on a monthly basis, even if the properties do not meet previously required financial ratio tests.
•	The deadline for Lodgian’s subsidiary which owns the Crowne Plaza Albany, New York, to complete renovation work on the hotel’s parking structure was extended to May 1, 2010.
•	The allocated loan amounts for each of the properties securing the loan were readjusted.
•	Effective July 1, 2010, after the merger (the “Merger”) contemplated by the Agreement and Plan of Merger, dated January 22, 2010 (the “Merger Agreement”), by and among Lodgian, LSREF Lodging Investments, LLC, a Delaware limited liability company (“Purchaser”), and LSREF Lodging Merger Co., Inc., a Delaware corporation and affiliate of Purchaser (“Merger Sub”) is currently expected to have closed, the margin over LIBOR used to determine the interest rate on the loan will be increased from 1.50% to 4.25%.
•	If the Merger Agreement is validly terminated for any reason other than as a result of a breach by Purchaser of any of its representations, warranties, covenants or agreements contained in the Merger Agreement such that certain of Lodgian’s closing conditions set forth in the Merger Agreement would not be met, Lodgian’s subsidiary borrowing entities on the loan will be required, in their sole discretion, to either pay down the principal balance of the loan by $5,000,000, or to cause the Holiday Inn Monroeville, Pennsylvania property to be pledged as additional security for the loan. If the Holiday Inn Monroeville, Pennsylvania property is pledged as additional security for the loan, it may be subsequently released from the loan upon payment of cash release price of $5,000,000.
     On January 26, 2010, a putative class action was commenced in the Superior Court of Fulton County, Georgia against Lodgian, each of Lodgian’s directors, Purchaser and Merger Sub alleging that the members of Lodgian’s board of directors breached their fiduciary duties to Lodgian shareholders in approving and adopting a merger agreement that allegedly contains preclusive deal protection measures and unfair merger consideration. The complaint further alleges that Lodgian, Purchaser and Merger Sub aided and abetted Lodgian’s directors in allegedly breaching their fiduciary duties. The complaint seeks to enjoin the completion of the Merger, an award of unspecified monetary damages and to recover certain costs incurred by the plaintiff. Lodgian believes the complaint to be without merit and intends to defend against it vigorously, including opposing any efforts to enjoin the proposed transaction.
     In addition, on January 29, 2010, a putative class action was commenced in the Court of Chancery of the State of Delaware against Lodgian, each of Lodgian’s directors, Purchaser, Merger Sub and Lone Star Funds, an affiliate of Purchaser and Merger Sub (“Lone Star”), alleging that the members of Lodgian’s board of directors breached their fiduciary duties to Lodgian shareholders by allegedly failing to obtain the highest price available for Lodgian’s shareholders, failing to adequately shop Lodgian and approving a merger agreement that contains preclusive deal protection measures. The complaint further alleges that Lone Star aided and abetted Lodgian’s directors in allegedly breaching their fiduciary duties. The complaint seeks to enjoin the completion of the Merger, an order compelling the directors to undertake a new sale process, an award of unspecified monetary damages and costs of litigation. Lodgian believes the complaint to be without merit and intends to defend against it vigorously, including opposing any efforts to enjoin the proposed transaction.
Additional Information and Where to Find it
In connection with the proposed merger and required shareholder approval, Lodgian will file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LODGIAN AND THE MERGER. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by Lodgian with the SEC may be obtained free of charge by contacting Lodgian, Inc., Attn: Investor Relations, 3445 Peachtree Road NE, Suite 700, Atlanta, Georgia 30326, Telephone: 404-364-9400. Our filings with the SEC are also available on our website at www.lodgian.com.
Participants in the Solicitation
Lodgian and its officers and directors may be deemed to be participants in the solicitation of proxies from Lodgian’s shareholders with respect to the merger. Information about Lodgian’s officers and directors and their ownership of Lodgian’s common shares is set forth in the proxy statement for Lodgian’s 2009 Annual Meeting of Shareholders, which was filed with the SEC on March 20, 2009. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Lodgian and its respective officers and directors in the merger by reading the preliminary and definitive proxy statements regarding the merger, which will be filed with the SEC.
Cautionary Note Regarding Forward-looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. All statements, other than statements of historical facts, including, among others, statements regarding the anticipated merger with Purchaser, Lodgian’s expectations regarding returning certain hotels to lenders, anticipated cost reductions, optional maturity extensions, property dispositions, future financial position, business strategy, projected performance and financing needs, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of Lodgian and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by such forward-looking statements. Many of these factors are beyond the Lodgian’s ability to control or predict. Such factors include, but are not limited to, any conditions imposed in connection with the merger, approval of the Merger Agreement by the stockholders of Lodgian, the satisfaction of various other conditions to the closing of the merger contemplated by the Merger Agreement, the effects of regional, national and international economic conditions, our ability to refinance or extend maturing mortgage indebtedness, competitive conditions in the lodging industry and increases in room supply, requirements of franchise agreements (including the right of franchisors to immediately terminate their respective agreements if we breach certain provisions), our ability to complete planned hotel dispositions, the ability to realize anticipated cost reductions, the effects of unpredictable weather events such as hurricanes, the financial condition of the airline industry and its impact on air travel, the effect of self-insured claims in excess of our reserves and our ability to obtain adequate insurance at reasonable rates, and other factors discussed under Item IA (Risk Factors) in Lodgian’s Form 10-K for the year ended December 31, 2008, and as updated in its Forms 10-Q for the quarters ended March 31, June 30 and September 30, 2009. Lodgian assumes no duty to update these statements.
Management believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. All written and oral forward-looking statements attributable to Lodgian or persons acting on its behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made, and Lodgian undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Lodgian has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lodgian, Inc. (Registrant)
Dated: February 2, 2010	By : /s/ James A. MacLennan
	Name:	JAMES A. MACLENNAN
	Title:	Executive Vice President and Chief Financial Officer